NorthWestern Energy Mizuho Utility Summit | December 1, 2020 8-K’ed on Dec. 1, 2020

2 Forward Looking Statements Forward Looking Statements During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s most recent Form 10-K and 10-Q along with other public filings with the SEC. NorthWestern Corporation dba: NorthWestern Energy Ticker: NWE (Nasdaq) www.northwesternenergy.com Corporate Office 3010 West 69th Street Sioux Falls, SD 57108 (605) 978-2900 Investor Relations Officer Travis Meyer 605-978-2967 travis.meyer@northwestern.com Company Information O’Dell Creek - Madison River Valley - Montana Boulder River in Montana

NorthWestern Energy Value Proposition 3 A pure play electric and natural gas utility serving as stewards of critical energy infrastructure that provides essential services to a broad service territory spanning across Montana, South Dakota, Nebraska and Yellowstone National Park. A Strong Financial Foundation and Investment for the Long Term • Over 100 years of operating history • History of strong earnings growth • 7.1% GAAP EPS CAGR from 2010-2019 • 3%-6% long-term EPS growth going forward • History of annual dividend increases • Growing from $1.00 per share in 2005 to $2.40 in 2020 • Competitive current dividend yield of 4.4% • Growing capital investment program • $400+ million annual investment and approximately 2.4x depreciation in 2021 • Significant generation capacity deficit with opportunity for investment • Diverse energy supply portfolio - already nearly 60% carbon-free • Award winning and best practices corporate governance • Stable and flexible investment grade balance sheet • Ample liquidity to weather uncertainty • Doubled targeted liquidity from $100 million to $200 million • History of stable customer growth, in excess of national average • Customer bills well below national average • Highest ever customer satisfaction scores

4

NWE - An Investment for the Long Term


Black Eagle dam

Pure Electric & Gas Utility

- 100% pure electric & natural gas utility business with over 100 years of operating history
- Solid economic indicators in service territory
- Diverse electric supply portfolio ~58% hydro, wind & solar

Solid Utility Foundation

- Residential electric & gas rates below national average
- Solid system reliability
- Low leaks per 100 miles of pipe
- Solid JD Power Overall Customer Satisfaction scores

Strong Earnings & Cash Flow

- Consistent track record of earnings & dividend growth
- Strong cash flows aided by net operating loss carry-forwards anticipated to be available into 2021
- Strong balance sheet & investment grade credit ratings

Attractive Future Growth Prospects

- Disciplined maintenance capital investment program to ensure safety and reliability
- Significant investment in renewable resources (hydro & wind) will provide long-term energy supply pricing stability for the benefit of customers for many years to come
- Further opportunity for energy supply investment to meet significant capacity shortfalls

Financial Goals & Metrics

- Target debt to capitalization ratio of 50%-55% with liquidity of $100 million or greater
- Target 3%-6% EPS growth plus dividend yield to provide competitive total return
- Target dividend payout ratio of 60%-70%

Best Practices Corporate Governance

NYSE Governance Services — Governance, Risk and Compliance Leadership Awards 2015 — Winner

2015 Utility Customer Champion Residential — Cogent Reports

20% by 2020 Women on Boards

Corporate Governance Awards 2019 — Corporate Secretary — Winner

corpedia — Ethics. Elevated.

About NorthWestern 5 Montana Operations Electric 379,400 customers 24,781 miles – transmission & distribution lines 874 MW maximum capacity owned power generation Natural Gas 201,500 customers 6,975 miles of transmission and distribution pipeline 17.75 Bcf of gas storage capacity Own 47.2 Bcf of proven natural gas reserves Nebraska Operations Natural Gas 42,600 customers 795 miles of distribution pipeline Data as of 12/31/2019 South Dakota Operations Electric 63,800 customers 3,529 miles – transmission & distribution lines 404 MW nameplate owned power generation Natural Gas 47,500 customers 1,713 miles of transmission and distribution pipeline

A Diversified Electric and Gas Utility 6 NorthWestern’s ‘80/20’ rules: Approximately 80% Electric, 80% Residential and 80% Montana. Nearly $3.9 billion of rate base investment to serve our customers Data as reported in our 2019 10-K (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure. See appendix for additional disclosure. (1) (1)

7 Highly Carbon-Free Supply Portfolio Based upon 2019 MWH’s of owned and long-term contracted resources. Approximately 58% of our total company owned and contracted supply is carbon-free. NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted wind, and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the portfolio was delivered to our customers. Contracted energy from Colstrip Energy Limited Partners (CELP), Yellowstone Energy Limited Partners (YELP) as well as a majority of the contracted wind, hydro and solar are federally mandated Qualifying Facilities, as defined under the Public Utility Regulatory Policies Act of 1978 (PURPA). MT SD NWE

Strong Utility Foundation 8  Solid and improving JD Power Overall Customer Satisfaction Scores  Residential electric and natural gas rates below national average  Solid electric system reliability  Low gas leaks per mile – just outside 1st quartile

Solid Economic Indicators 9 • Customer growth rates historically exceed National Averages. • Projected population growth in our service territories better than the National Average. Source: NorthWestern customer growth - 2008-2016 Forms 10-K Unemployment Rate: US Department of Labor via SNL Database 2/21/17 Electric: EEI Statistical Yearbook (published December 2015, table 7.2) Natural Gas: EIA.gov (Data table "Number of Natural Gas Consumers") Source: Company 10K’s, 2017/2018 EEI Statistical Yearbook – Table 7.2 and EIA.gov Black Eagle Power House

A History of Growth 10 2010-2019 CAGR’s: GAAP EPS: 7.1% - Non-GAAP EPS: 5.7% - Dividend: 6.0% See appendix for “Non-GAAP Financial Measures” $2.60 - $2.75 $3.10 - $3.30 $3. 0-$3.40 $3.30-$3.50

Track Record of Delivering Results 11 Return on Equity on GAAP Earnings within 9.5% - 11.0% band over the last 8 years with average of 10.2%. Total Shareholder Return is in line or better than our 12 peer average for the 1, 3 & 10 year periods but lags in the 5 year period, due in part to regulatory concerns in Montana from 2015-2017. See appendix for “Non-GAAP Financial Measures” * Peer Group: ALE, AVA, BKH, IDA, MGEE, NWN, OGE, OGS, OTTR, PNM, POR & SR

Investment for Our Customers’ Benefit 12 Over the past 8 years we have been reintegrating our Montana energy supply portfolio and making additional investments across our entire service territory to enhance system safety, reliability and capacity. We have made these enhancements with minimal impact to customers’ bills while maintaining bills lower than the US average. As a result we have also been able to deliver solid earnings growth for our investors. 2010-2019 CAGRs Estimated Rate Base: 10.7% GAAP Diluted EPS: 7.1% 2008-2019 CAGRs NWE typical electric bill: 1.8% NWE typical natural gas bill: (5.6%) 2008-2018 CAGRs US average electric bill: 1.9%* US average natural gas bill: (2.7%)**

Balance Sheet Strength and Liquidity 13 Investment grade credit ratings, liquidity in excess of $100 million target, debt to cap within our targeted 50%-55% range and no long-term debt maturities until 2023. *Liquidity target increased to $200 million due to uncertain economic conditions brought about by COVID-19.

Earnings Growth 14 See appendix for additional disclosures regarding “Non-GAAP Financial Measures” $2.60 - $2.75 $3.30-$3.45 See “Non-GAAP Financial Measures” slide in appendix for “Non-GAAP Adjusted EPS”. Non-GAAP Adjusted EPS Growth Averaged 5.4% from 2013 - 2019 Updated 2020 Guidance Range NorthWestern is affirms its 2020 previously revised earnings guidance range of $3.30 to $3.45 per diluted share based upon, but not limited to, the following major assumptions and expectations: • COVID-19 related business slowdowns and closures in our service territory continue to ease during the fourth quarter of 2020; • Excludes impact of October 2020 MPSC PCCAM disallowance related to a prior-period; • Normal weather for the remainder of the year in our electric and natural gas service territories; • A consolidated income tax rate of approximately (5%) to 0% of pre-tax income; and • Diluted shares outstanding of approximately 50.8 million. Continued investment in our system to serve our customers and communities is expected to provide a targeted long-term earnings per share growth rate of 3%-6%. This coupled with the dividend, currently yielding approximately 4.5%, is expected to provide a competitive total return to investors.

Non-GAAP: 2019 to 2020 Revised EPS Bridge 15 See appendix for additional disclosures regarding “Non-GAAP Financial Measures” $2.60 - $2.75 $3.30-$3.45 Since second quarter earnings, the primary change reflected in the earnings bridge above is due to prolonged Covid-19 related impacts; ncl ding lower gross margin offset by lower OG&A and increased income tax benefits. Note: Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure See appendix for additional disclosure.

Assumptions included in Preliminary 2021 Guidance includes, but not limited to, the following major assumptions: • Normal weather in our electric and natural gas service territories; • A consolidated income tax rate of approximately (2.5%) to +2.5% of pre-tax income; and • Diluted average shares outstanding of approximately 51.5 million to 51.8 million. Preliminary & Non-GAAP: 2020 to 2021 EPS Bridge 16 $2.60 - $2.75 $3.30-$3.45Preliminary 20 cent EPS guidance range slightly wider than normal primarily due to Covid-19 uncertainties. Guidance range will likely be narrowed 15 cents in February 2021 with year-end earnings release. 2020 midpoint to 2021 midpoint non-GAAP EPS growth of nearly 4%. Dividend expected to be at the upper end of our 60%- 70% targeted payout of EPS. Note: Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure See appendix for additional disclosure.

COVID-19: Margin Expectations 17 Covid-19 impacts on gross margin continued into the third quarter with all three customer classes impacted more than forecasted - residential up and commercial and industrial down. Industrial load was incrementally impacted by non-COVID related closures of a few industrial customers. These customers, who do not procure supply from NorthWestern, account for a significant potion of volumes but have a less material impact on gross margin. For the third quarter, we estimate the gross margin detriment of Covid-19 to be $2 million - $3 million. Gallatin River

COVID-19: Expense Expectations 18 Expenses we expect to increase: • Bad debt expense • We assume significant recovery through a regulatory mechanism • COVID related charitable contributions Expenses we expect to decrease: • Distribution customer work • Contract services and material costs • Fleet fuel costs • Travel and employee education • Lower benefits and incentive pay Areas unchanged but will monitor and manage appropriately • Capital spending still expected at approximately $400 million • Supply chain – No significant issues anticipated as nearly all vendors in USA • Staffing levels – No layoffs expected and still hiring for critical positions Estimated Covid related expense reductions were generally in line with our expectations. However, without an approved recovery mechanism in place, increased uncollectable accounts expense and increased interest expense from higher liquidity needs more than offset Covid related savings. Belt Creek - Montana

Maintaining Capital Investment Forecast 19 $2.1 billion of total capital investment over five years is a $300 million increase to previous five year forecast. We anticipate financing this capital with a combination of cash flow from operations (aided by NOLs available into 2021), first mortgage bonds and equity. Equity issuances, anticipated to start in 2021, will be sized to maintain and protect our current credit ratings while financing a large pipeline of capital expenditures. Based on the results of the recent competitive solicitation process in South Dakota, $100 million of incremental investment for SD generation is included above (spread between 2021-2023). Capital projections above do not include investment necessary to address other identified generation capacity issues in Montana. These additions could increase the capital forecast above in excess of $200 million over the next five years.

Generation Portfolio Update 20 Western Energy Imbalance Market Significant investment needs identified for generating maintenance and capacity – including cost- effective hydro upgrades. Montana • Initial bids from the February 2020, 280 MW, competitive solicitation were submitted in July 2020. Engineering, procurement and construction bids were submitted on our behalf for long-duration flexible capacity in excess of 200 MWs. The bids are under evaluation by an independent party. We expect the successful project(s) to be selected and announced in the first quarter of 2021 and to be online in 2023. • Extremely cost-effective upgrades planned and underway for our owned hydro-electric facilities. Generator rewinds, turbine upgrades and other improvements are expected to add more than 40 MWs of hydro capacity over the next 5 years in addition to preparing for FERC relicensing of Thompson Falls (94 MWs) in 2025. • Entry into the Western Energy Imbalance Market (EIM) • Anticipated entry in April 2021 • Real-time energy market could mean lower cost of energy for Montana customers, more efficient use of renewables and greater power grid reliability. South Dakota • Construction is underway for a 60MW flexible reciprocating internal combustion engines in Huron, SD to be online in late 2021 with a construction cost of approximately $80 million. • An additional 30-40 MW of flexible generation in Aberdeen, SD is in the planning stages and expected to be online in 2023 with a total cost of approximately $60 million.

Transmission System Update 21 Electric Transmission: • Continue planned retirements of generating resources in Montana in conjunction with increasing demand is placing more stress on the transmission system (two record peaks in the last three seasons). As a result, we are experiencing less available transmission capacity throughout the system. • Continued investment is critical to address aging infrastructure, capacity concerns, reliability and compliance requirements. Gas Transmission: • Continued investment is critical to address aging infrastructure, capacity concerns, reliability and compliance (including the Pipeline and Hazardous Materials Safety Administration proposed rules). • Three primary factors leading to the need for additional investment to address: • Overall reliability and capacity on the gas transmission system to withstand single large contingencies and to address the decline in on- system gas production; • The need to provide additional capacity for existing gas-fired electric generation (given expected growing dependence); and • The need to serve new gas-fired capacity generation in South Dakota. Significant investment needs identified for transmission reliability, capacity and gas / electric interdependence.

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Distribution Grid Update

Accomplishments

- Emergency Management System (EMS)
- Mobile Work Force Management (MWM)
- Advanced Distribution Management System (ADMS)
- SD/NE Advanced Meters Infrastructure (AMI)
- Distribution Operations Center (DOC)
- Smart Switch
- Program Missoula Educational Solar Pilot Project
- Community Solar Pilots Projects in Bozeman, Helena, Missoula and Yellowstone National Park.
- Smart Grid Demonstration Project

5 Year Projects

System Efficiencies

- ADMS Enhancements
- Fault Location, Isolation and Service Restoration (FLISR) Implementation
- Distribution Energy Resource (DER) Integration

Operational Efficiencies

- DOC Transitions to Control
- Montana AMI

Customer Experiences

- Customer Portals
- Smart Apps

Actionable Data

- Key Performance Indicators
- Predictive Analytics
- Enterprise Connectivity

Grid of the Future

New Technology

- EV Charging
- Micro Management System (MGMS)
- Advanced DER Integration
- Smart Cities

Customer Experiences

- Advanced Apps & Controls
- Predictive Analytics (i.e. Customer Bills)
- Home Area Network
- Customized Solutions

Data Sharing

- Multitenant Solutions
- Transactive Controls



Generation & Transmission Services
Customer Services
Distribution Services
Time-of-use Bill Management
Energy Arbitrage
Frequency Regulation
Spin / Non-Spin Reserves
Voltage Support
Black Start
Transmission Deferral
Transmission Congestion Relieft
Maximize Existing Resources
Distribution Deferral
Reliability
Backup Power
Customer Analytics
Demand Charge Reduction
Energy Efficiency
Maximizing PV Assets
AMI
ADMS
EMS

VISION:
Turning risks into opportunities by evolving the business and adding new value systems.

Looking Forward (Regulatory) 23 * Of which $5.7 million related to a period in 2018 when Colstrip generation was operating intermittently to ensure it remained in compliance with environmental emission standards and $3.8 million related to the prorated application of the change in state law that eliminated the deadband component of the Power Cost and Credit Adjustment Mechanism. • We submitted accounting order requests in Montana and South Dakota to allow for the deferral of uncollectible accounts expense in excess of amounts currently recovered. The SDPUC issued an order in August 2020 authorizing deferral of costs for possible recovery through future rates. The MPSC issued an order that allows tracking net expenses and submitting for consideration in a future rate case. The order did not allow the creation of a regulatory asset to assure future recovery. • The MPSC recently approved a pilot Fixed Cost Recovery Mechanism (FCRM) effective July 1, 2020. We asked the MPSC to delay the start of the pilot for one year until July 1, 2021 due to the uncertainty created by the COVID-19 pandemic. The MPSC granted the requested one-year delay of implementation but requested ‘shadow accounting’ to inform the commission of the impacts had the FCRM been implemented as scheduled. • In May 2019, we filed proposed revisions to our FERC transmission rates. In November 2020 we reached a settlement with intervenors establishing formula rates. The settlement was filed on November 16th and is awaiting certification by the settlement judge. We expect to submit a compliance filing with the MPSC adjusting the FERC credit in our retail rates. • Each year we submit filings for recovery of purchased power, natural gas and property tax costs. The respective state commissions review these tracker filings and make cost recovery determinations based on prudency. The MPSC voted in October to disallow recovery of approximately $9.5 million in prior period purchased power costs*. We disagree with the decision and are evaluating next steps. • After evaluating recent regulatory filings and decisions regarding Colstrip, NorthWestern agreed with Puget Sound Energy to terminate the transaction in which we would have acquired 92.5 megawatts of capacity generation at Colstrip Unit 4 and an additional interest in the Colstrip Transmission System from Puget.

• NorthWestern Energy has a new Environmental, Social and Governance landing page on its website. The new page: • Consolidates existing ESG information all in one place. • Includes disclosures of many new and existing policies and standards necessary for a best-practices ESG program. • Includes a Sustainability Statistics Report to disclose 5 year trend of operational and financial ESG data and statistics. • Engaging ESG rating institutions to better understand strengths and opportunities. • Internal gap analysis preformed to evaluate transition to SASB reporting framework. ESG Advancements 24 www.northwesternenergy.com/our-company/investor-relations

ESG Publications 25 Environmental Social Governance http://www.northwesternenergy.com/our- company/investor-relations/proxy-materials http://www.northwesternenergy.com/our- company/investor-relations/annual-reports Annual Report Proxy Statement http://www.northwesternenergy.com /environment/our-environment Environmental Report http://www.northwesternenergy.com/communi ty-works/community-works Code of Conduct These five documents provide valuable insight in NorthWestern Energy’s Environmental, Social and Governance (ESG) Sustainability practices. Community Works Report http://www.northwesternenergy.com/docs/default- source/documents/corporategovernance/code-of-conduct.pdf

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ESG - Environmental

2019 Electric Generation Portfolio


58%
Carbon-Free
Wind Contracted 16%
Wind Owned 5%
Contracted CELP & YELP 9%
Natural Gas Contracted 2%
Natural Gas / Other Owned 3%
Coal Owned 28%
NWE
Montana & South Dakota combined
Hydro Owned 34%
Hydro Contracted 2%
Solar Contracted <1%

Based upon 2019 MWH's of owned and long-term contracted resources.

58% of NorthWestern Energy's 2019 Electric Generation Portfolio Delivered was Carbon-Free
(based on megawatt hours)


Mystic Dam


Beethoven Wind Farm

2019 Carbon-Free Owned & Long Term Contracted Nameplate Generation Resources

(As a Percentage of Total Nameplate MW Capacity)


70%
60%
50%
40%
30%
20%
10%
0%
Geothermal / Other
Pumped Storage
Solar
Hydroelectric
Wind
Nuclear
29%
34%
65%
57%
United States
NorthWestern (South Dakota)
NorthWestern (Montana)
NorthWestern (Total Company)

57% Carbon Free Nameplate Portfolio
vs
29% National Average in 2019
(based nameplate megawatts)

ESG - Social 27 Community EmployeesCustomers $2.1 Billion Economic Output in 2019 ($1.88B in Montana & $268M in SD/NE) $2.1 million Donations, Sponsorships & Economic Development in 2019 112 Number of nonprofits that received grants through Employee Volunteer Program $7.3 Million Low-Income Energy Assistance in 2019 86% of employees are proud to work for NorthWestern Energy Safety Culture TransformationTypical Residential Bills Lower than National Average Building on Our Best – Improved Customer Satisfaction Scores Strong Engagement Over the last 13 years, our energy efficiency programs have helped customers save 685,041 MWh’s of energy – enough to power 76,000 homes for a year.

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ESG - Governance

5th Best Score Among 50 Publicly Traded North American Utility and Power Companies by Moody's Investment Services on Best Governance Practices

Corporate Governance

What We Do:

- Annual election of all directors.
- Majority vote plus resignation standard in uncontested elections. If a director receives more "WITHHOLD AUTHORITY" votes than "FOR" votes, the director must submit a resignation for the Board to consider.
- Allow shareholders owning 25 percent of our shares to call a special meeting.
- Independent Board of Directors, except our CEO.
- Independent Board Chair.
- Each of our Board committees (audit, compensation, and governance) is made up solely of independent directors.
- Committee authority to retain independent advisors, which will be paid for by the company.
- Code of Conduct and Ethics. Applies to all employees and Board, with a separate Code of Ethics for Chief Executive Officers and Senior Financial Officers concerning financial reporting and other related matters.
- Robust stock ownership guidelines for executive officers and directors.

What We Don't Do:

- Poison pill or a shareholder rights plan.
- Hedging of company securities.
- Corporate political contributions.
- Supermajority voting, except to approve certain business combinations or mergers.

Diverse Leadership

Board of Directors



Age Diversity
70+ 1
40-49 2
50-59 3
60-69 4
Tenure Diversity
10+ yrs 4
<2 yrs 2
3-9 yrs 4
Gender Diversity
Female 4
Male 6
Ethnic Diversity
African-American 1
Middle Eastern 1
White 8

Executive Team



Age Diversity
40-49 1
60-69 3
50-59 4
Tenure Diversity
10+ yrs 4
<5 yrs 1
5-9 yrs 3
Gender Diversity
Female 3
Male 5
Ethnic Diversity
White 8

Other Recent Governance Recognition

20 / 20 – Women on Boards

Recognized for gender diversity on its board of directors by 2020 Women on Boards. Four of the company's ten directors are female.

Corporate Governance Award Winner

NorthWestern Corporation's proxy statement has won governance awards – *Best Proxy Statement (Small to Mid-Cap)* by Corporation Secretary magazine (2014 & 2019) and *Exemplary Compensation Discussion and Analysis* from NYSE Governance Services (2014) and NorthWestern was recognized as a finalist by Corporate Secretary magazine in the same category for our '12, '13, '16, '17 & '18 statements

CEO Pay Ratio To Average Employee Salary

NWE

27:1

All Utilities Average

58:1

Peer Group Average

37:1

Our Carbon Reduction Vision for NorthWestern Energy in Montana 29 90% carbon reduction by 2045 NorthWestern Energy commits to reduce the carbon intensity of our electric energy portfolio for Montana 90% by 2045.* * As compared with our 2010 carbon intensity as a baseline Already over 60% carbon free Today, NorthWestern Energy serves Montana with an electric portfolio that is over 60% carbon free and more than two times better than the total U.S electric power industry (28% carbon free – 2018 metric). Over the last decade, we have already reduced the carbon intensity of our energy generation in Montana by more than 50%. How we’re going to get there Our vision for the future builds on the progress we have already made. Already, the foundation of our energy generation is our hydro system, which is 100% carbon free and is available 24 hours a day, 365 days a year. Wind generation is a close second and continues to grow. While utility-scale solar energy is not a significant portion of our energy mix today, we expect it to evolve along with advances in energy storage. We are committed to working with our customers and communities to help them achieve their sustainability goals and add new technology on our system.

Conclusion 30 Pure Electric & Gas Utility Solid Utility Foundation Best Practices Corporate Governance Attractive Future Growth Prospects Strong Earnings & Cash Flows

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NWE Capacity as compared to Regional Peers 32 NWE’s capacity deficit exposes our customers to greater market exposure (price and availability) than any of our regional peers. Appendix

NorthWestern Energy’s current resources provide about 755 MW of peaking capacity, which is the energy available during periods of our customers’ highest demand. An additional 645 MW of peaking capacity must currently be purchased from the market to meet our needs. Without new capacity, the market exposure will increase to about 725 MW by 2025 (including reserve margins). This need assumes continued development of cost effective demand side management (conservation) and small distributed generators (net- metering). Meeting peak load with market purchases means being exposed to the market at the worst possible time – when the market is most volatile and prices are high. Significant Capacity Deficit in Montana 33Appendix

A Recent Example 34 In early February, 2019, NorthWestern experienced a nearly five day span* when the wind didn’t blow and the sun was scant. We were forced to rely upon an already strained market and transmission system for a significant amount of our required capacity (shown in red hatch). We had an average need of 327 MW and 544 MW peak need when the market prices were also peaking. * 6am on Feb. 3rd – 10pm on Feb. 7th Appendix

Significant Capacity Retirements in the Pacific NW 35 Planned retirements in the Pacific Northwest region exceed 3,600 MW and the Northwest Power and Conservation Council forecasts regional capacity shortfalls as early as 2021. NorthWestern’s continued reliance on the market to purchase energy to fill the gap during peak customer demand will significantly increase price and reliability risk for NorthWestern’s customers because of the reduced energy supply availability. Appendix Retired ahead of schedule (Jan ‘20)

Existing Colstrip Ownership Colstrip Power Plant Colstrip Transmission System System Owner Segment A Segment B AVISTA Corporation 10.2% 12.1% NorthWestern Energy 36.4% 24.3% PacifiCorp 6.8% 8.1% Portland General 13.6% 16.2% Puget Sound Energy 33.0% 39.3% Facility Owner (%) Unit 1 Unit 2 Unit 3 Unit 4 AVISTA Corporation - - 15% 15% NorthWestern Energy - - - 30% PacifiCorp - - 10% 10% Portland General - - 20% 20% Puget Sound Energy 50% 50% 25% 25% Talen Energy 50% 50% 30% - Total 100% 100% 100% 100% Facility Owner (MW) Unit 1 Unit 2 Unit 3 Unit 4 AVISTA Corporation - - 111.0 111.0 NorthWestern Energy - - - 222.0 PacifiCorp - - 74.0 74.0 Portland General - - 148.0 148.0 Puget Sound Energy 153.5 153.5 185.0 185.0 Talen Energy 153.5 153.5 222.0 - Total 307.0 307.0 740.0 740.0 36Appendix

Timeline of Montana Generation Portfolio 37 Owned and Long-Term Resource Portfolio Timeline Since 2011, we have added 780 MW of generation, both owned and long-term contract, to our generation portfolio, all of which is from carbon-free resources. Appendix

Comparison of Installed Capacity 38 MW 2019 of Total Dispatchable Non-Carbon 2019 QF Adds Proforma 2021 of Total Dispatchable Non-Carbon Coal / Coke 91 0.1% 0.1% 309 309 15.3% 15.3% Oil 351 0.4% 0.4% 0 0 0.0% Nuclear 2,393 3.0% 3.0% 0 0.0% Natural Gas 40,382 50.6% 50.6% 202 202 10.0% 10.0% Hydro 14,039 17.6% 17.6% 486 486 24.1% 24.1% Biomass 1,308 1.6% 0 0.0% Geothermal 2,760 3.5% 3.5% 0 0.0% Solar 12,527 15.7% 15.7% 17 160 177 8.8% 8.8% Wind 5,973 7.5% 7.5% 455 391 846 41.9% 41.9% 79,824 100.0% 54.1% 44.2% 1,469 551 2,020 100.0% 25.3% 74.7% Comparison of Installed Capacity (MW) - Dispatchability and Carbon Emitting Percent California NorthWestern Energy (Montana) MW Percent 22.7% Semi- dispatchable 25.3% Dispatchable NorthWestern (Montana) 24.1% Semi- dispatchable California 54.1% Dispatchable California is dealing with significant capacity issues DESPITE having a greater amount of dispachable generation and fewer renewables than NorthWestern Energy in Montana (as a percentage of the total). Appendix

Summary Financial Results (Third Quarter) 39 (1) Appendix (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure See appendix for additional disclosure.

40 Gross Margin (Third Quarter) (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure See appendix for additional disclosure. (dollars in millions) Three Months Ended September 30, 2020 2019 Variance Electric $ 183.0 $ 182.5 $ 0.5 0.3% Natural Gas 29.6 28.1 1.5 5.3% Total Gross Margin $ 212.6 $ 210.6 $ 2.0 0.9%(1) Increase in gross margin due to the following factors: $2.4 Electric retail volumes and demand (0.5) Montana electric supply cost recovery (0.3) Electric transmission (0.3) Natural gas retail volumes (0.1) Montana natural gas rates 1.7 Other $2.9 Change in Gross Margin Impacting Net Income $1.1 Property tax revenue offset in property tax expense (1.0) Operating expenses recovered in revenue, offset in operating expense (1.0) Production tax credits reducing revenue, offset in income tax expense ($0.9) Change in Gross Margin Offset Within Net Income $2.0 Increase in Gross Margin Covid-19 We estimate a net $2-3 million impact of lower commercial and industrial usage (demand and loads) partially offset by increased residential usage. Appendix

Weather (Third Quarter) 41 We estimate unfavorable weather in Q3 2020 resulted in a $0.6M pretax detriment as compared to normal and $5.1M pretax benefit as compared to Q3 2019. Appendix

Operating Expenses (Third Quarter) 42 (dollars in millions) Three Months Ended September 30, 2020 2019 Variance Operating, general & admin. $ 73.3 $ 77.0 ($ 3.7) (4.8%) Property and other taxes 45.3 44.1 1.2 2.7% Depreciation and depletion 44.3 43.2 1.1 2.5% Operating Expenses $ 162.9 $ 164.3 ($ 1.4) (0.9%) Decrease in operating, general & admin expense due to the following factors: ($2.0) Employee benefits (1.3) Hazard trees (1.2) Labor (incl. $0.4 million Covid-related lower in-home customer work) (0.9) Generation maintenance (0.8) Travel and training (estimated to be all Covid-related) 2.4 Uncollectible accounts (estimated to be all Covid-related) 0.7 Other ($3.1) Change in OG&A Items Impacting Net Income $2.4 Pension and other postretirement benefits, offset in other income (1.1) Operating expenses recovered in trackers, offset in revenue (1.9) Non-employee directors deferred compensation, offset in other income ($0.6) Change in OG&A Items Offset Within Net Income ($3.7) Decrease in Operating, General & Administrative Expense $1.2 million increase in property and other taxes due primarily to increase in Montana state and local taxes offset in part by lower MPSC tax and invasive species taxes. $1.1 million increase in depreciation expense primarily due to plant additions. Covid-19 $2.4 million in increased uncollectable accounts expense was partially offset by an estimated $1.2M of lower Covid-related expense. Appendix

Operating to Net Income (Third Quarter) 43 (dollars in millions) Three Months Ended September 30, 2020 2019 Variance Operating Income $ 49.7 $ 46.4 $ 3.3 7.1% Interest Expense (23.7) (23.7) - 0.0% Other Income (Expense) 0.8 (0.4) 1.2 300.0% Income Before Taxes 26.8 22.2 4.6 20.7% Income Tax Benefit (Expense) 2.7 (0.6) 3.3 550.0% Net Income $ 29.5 $ 21.7 $ 7.8 35.9% Flat interest expense for the quarter includes higher borrowings offset by lower interest expense on our revolving credit facilities. $1.2 million increase in other income was due to a decrease in other pension expense of $2.4 million partially offset by a $1.8 million decrease in the value of deferred shares held in trust for non-employee directors deferred compensation, both of which are offset in operating, general and administrative expense with no impact to net income and higher capitalization of Allowance for Funds Used During Construction (AFUDC). $3.3 million improvement in income taxes due primarily to a prior year permanent return to accrual adjustment, higher flow-through repairs deductions and higher production tax credits, offset, in part, by higher pre-tax income. Appendix

Income Tax Reconciliation (Third Quarter) 44Appendix

Balance Sheet 45Appendix

Cash Flow 46 Cash from operating activities increased by $68.6M primarily due to the improved collections of energy supply costs in the current period, as compared with higher procured supply costs, and payments reducing cash flows in 2019 including credits to Montana customers of approximately $20.5 million in the first quarter of 2019, and transmission generation interconnection refunds all in the prior period. These improvements were offset in part by reduced net income. Appendix

(1) As a result of the adoption of Accounting Standard Update 2017-07 in March 2018, pension and other employee benefit expense is now disaggregated on the GAAP income statement with portions now recorded in both OG&A expense and Other (Expense) Income lines. To facilitate better understanding of trends in year-over-year comparisons, the non-GAAP adjustment above re-aggregates the expense in OG&A - as it was historically presented prior to the ASU 2017-07 (with no impact to net income or earnings per share). Adjusted Non-GAAP Earnings (Third Quarter) 47 The adjusted non-GAAP measures presented in the table are being shown to reflect significant items that are non- recurring or variance from normal weather, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP. Appendix

Summary Financial Results (Nine Months Ended September 30) 48 (1) (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure. See appendix for additional disclosure. Appendix

($4.0) Production tax credits reducing revenue, offset in income tax expense (1.2) Operating expenses recovered in revenue, offset in operating expense 3.5 Property tax revenue, offset in property tax expense ($1.7) Change in Gross Margin Offset Within Net Income ($29.3) Decrease in Gross Margin 49 Gross Margin (Nine Months Ended September 30) (dollars in millions) Nine Months Ended September 30, 2020 2019 Variance(1) Electric $ 533.4 $ 555.5 ($ 22.1) (4.0%) Natural Gas 131.4 138.6 (7.2) (5.2%) Total Gross Margin $ 664.8 $ 694.1 ($ 29.3) (4.2%) Decrease in gross margin due to the following factors: ($8.3) Natural gas retail volumes (6.5) Electric retail volumes and demand (3.3) Lower electric QF liability adjustment (3.2) Montana electric supply cost recovery (1.8) Montana transmission (0.8) Montana natural gas rates 1.6 Montana electric retail rates (5.3) Other ($27.6) Change in Gross Margin Impacting Net Income (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure See appendix for additional disclosure. 49Appendix

Weather (Nine Months Ended September 30) 50 We estimate unfavorable weather through the first 9 months of 2020 has contributed approximately $4.1M pretax detriment as compared to normal and $12.1M pretax detriment as compared to the same period in 2019. Appendix

Operating Expenses (Nine Months Ended September 30) 51 (dollars in millions) Nine Months Ended September 30, 2020 2019 Variance Operating, general & admin. $ 224.0 $ 238.9 ($ 14.9) (6.2%) Property and other taxes 136.8 133.2 3.6 2.7% Depreciation and depletion 134.3 129.8 4.5 3.5% Operating Expenses $ 495.1 $ 501.9 ($ 6.8) (1.4%) Decrease in Operating, general & admin expense due to the following factors: ($5.7) Employee benefits (3.0) Labor (2.5) Hazard trees (2.1) Generation maintenance (2.0) Travel and training 5.5 Uncollectible accounts (1.2) Other ($11.0) Change in OG&A Items Impacting Net Income ($8.2) Non-employee directors deferred compensation, offset in other income (1.3) Operating expense recovered in trackers, offset in revenue 5.6 Pension and other postretirement benefits, offset in other income ($3.9) Change in OG&A Items Offset Within Net Income ($14.9) Decrease in Operating, General & Administrative Expenses $3.6 million increase in property and other taxes due primarily to plant additions and higher annual estimated property valuations in Montana. $4.5 million increase in depreciation expense primarily due to plant additions. Appendix

Operating to Net Income (Nine Months Ended September 30) 52 (dollars in millions) Nine Months Ended September 30, 2020 2019 Variance Operating Income $ 169.7 $ 192.2 ($ 22.5) (11.7%) Interest Expense (72.3) (71.0) (1.3) (1.8%) Other (Expense) / Income (1.0) 0.9 (1.9) 211.1% Income Before Taxes 96.4 122.0 (25.6) (21.0%) Income Tax Benefit 5.3 20.1 (14.8) 73.6% Net Income $ 101.7 $ 142.1 ($ 40.4) (28.4%) $1.3 million increase in interest expense as a result of higher borrowings in 2020 to increase our cash position as a precautionary measure and preserve financial flexibility. This was partly offset by lower interest expense on our revolving credit facilities. $1.9 million decrease in other income was due to a $8.2 million decrease in the value of deferred shares held in trust for non-employee directors deferred compensation that was partially offset by a $5.6 million decrease in other pension expense, both of which are offset in operating, general, and administrative expense with no impact to net income and higher capitalization of AFUDC. $14.8 million decrease in income tax benefit. The income tax benefit for 2019 reflects the release of approximately $22.8 million of unrecognized tax benefits, including approximately $2.7 million of accrued interest and penalties, due to the lapse of statutes of limitation in the second quarter of 2019. Appendix

Income Tax Reconciliation (Nine Months Ended September 30) 53Appendix

Adjusted Non-GAAP Earnings (Nine Months Ended September 30) 54 (1) As a result of the adoption of Accounting Standard Update 2017-07 in March 2018, pension and other employee benefit expense is now disaggregated on the GAAP income statement with portions now recorded in both OG&A expense and Other (Expense) Income lines. To facilitate better understanding of trends in year-over-year comparisons, the non-GAAP adjustment above re-aggregates the expense in OG&A - as it was historically presented prior to the ASU 2017-07 (with no impact to net income or earnings per share). The adjusted non-GAAP measures presented in the table are being shown to reflect significant items that were non- recurring or variance from normal weather, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP. Appendix

Qualified Facility Earnings Adjustment 55Appendix Our electric QF liability consists of unrecoverable costs associated with contracts covered under PURPA that are part of a 2002 stipulation with the MPSC and other parties. Risks / losses associated with these contracts are born by shareholders, not customers. Therefore, any mitigation of prior losses and / or benefits of liability reduction also accrue to shareholders. The gain in 2020 for our QF liability was $3.1 million in total, it was comprised of $2.2 million adjustment to the liability and $0.9 million lower actual costs over last 12 months (QF contract year). This $3.1 million benefit is $3.3 million less than the $6.4 million total benefit we recognized in Q2 last year. Due to our expectations regarding the remeasurement frequency of our QF liability, we no longer reflect this adjustment as a non-GAAP measure.

Quarterly PCCAM Impacts 56Appendix In 2017, the Montana legislature revised the statute regarding our recovery of electric supply costs. In response, the MPSC approved a new design for our electric tracker in 2018, effective July 1, 2017. The revised electric tracker, or PCCAM established a baseline of power supply costs and tracks the differences between the actual costs and revenues. Variances in supply costs above or below the baseline are allocated 90% to customers and 10% to shareholders, with an annual adjustment. From July 2017 to May 2019, the PCCAM also included a "deadband" which required us to absorb the variances within +/- $4.1 million from the base, with 90% of the variance above or below the deadband collected from or refunded to customers. In 2019, the Montana legislature revised the statute effective May 7, 2019, prohibiting a deadband, allowing 100% recovery of QF purchases, and maintaining the 90% / 10% sharing ratio for other purchases.

NorthWestern Energy Profile 57Appendix Note: Data as reported in our 2019 10-K

2019 System Statistics 58 Note: Statistics above are as of 12/31/2019 except for electric transmission for others which is 2018 data (1) Nebraska is a natural gas only jurisdiction (2) Dave Gates Generating Station (DGGS) in Montana is a 150 MW nameplate facility but consider it a 105 MW (60 MW FERC & 45MW MPSC jurisdictions) peaker (1) (2) Appendix

Experienced & Engaged Board of Directors 59 Stephen P. Adik • Chairman of the Board • Independent • Director since Nov. 2004 Britt E. Ide • Committees: Governance, Operations • Independent • Director since April 2017 Anthony T. Clark • Committees: Governance, Human Resources • Independent • Director since Dec. 2016 Dana J. Dykhouse • Committees: Human Resources (chair), Audit • Independent • Director since Jan. 2009 Jan R. Horsfall • Committees: Operations (chair), Audit, • Independent • Director since April 2015 Robert C. Rowe • Committees: None • CEO and President • Director since August 2008 Julia L. Johnson • Committees: Governance (chair), Human Resources • Independent • Director since Nov. 2004 Jeff W. Yingling • Committees: Audit, Governance • Independent • Director since October 2019 Linda G. Sullivan • Committees: Audit (Chair), Operations • Independent • Director since April 2017 Mahvash Yazdi • Committees: Human Resources, Operations • Independent • Director since December 2019 Appendix

Strong Executive Team 60Appendix Robert C. Rowe • President and Chief Executive Officer • Current position since 2008 Brian B. Bird • Chief Financial Officer • Current position since 2003 Michael R. Cashell • Vice President - Transmission • Current Position since 2011 Heather H. Grahame • General Counsel and Vice President of Regulatory and Federal Government Affairs • Current position since 2010 John D. Hines • Vice President – Supply/Montana Affairs • Current Position since 2011 Crystal D. Lail • Vice President and Chief Accounting Officer • Current position since 2020 (formerly VP and Controller since 2015) Curtis T. Pohl • Vice President - Distribution • Current position since 2003 Bobbi L. Schroeppel • Vice President – Customer Care, Communications and Human Resources • Current Position since 2002

Our Commissioners 61Appendix

Non-GAAP Financial Measures (1 of 3) 62 These materials include financial information prepared in accordance with GAAP, as well as other financial measures, such as Gross Margin and Adjusted Diluted EPS, that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. Gross Margin (Revenues less Cost of Sales) is a non-GAAP financial measure due to the exclusion of depreciation from the measure. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Adjusted Diluted EPS is another non- GAAP measure. The Company believes the presentation of Adjusted Diluted EPS is more representative of our normal earnings than the GAAP EPS due to the exclusion (or inclusion) of certain impacts that are not reflective of ongoing earnings. The presentation of these non-GAAP measures is intended to supplement investors' understanding of our financial performance and not to replace other GAAP measures as an indicator of actual operating performance. Our measures may not be comparable to other companies' similarly titled measures. Appendix

Non-GAAP Financial Measures (2 of 3) 63 Disclaimer on Net Operating Net Operating Losses (NOL’s): The expected tax rate and the expected availability of NOLs are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of our most recent 10-K filed with the SEC. Appendix

Non-GAAP Financial Measures (3 of 3) 64 The data presented in this presentation includes financial information prepared in accordance with GAAP, as well as other Non-GAAP financial measures such as Gross Margin (Revenues less Cost of Sales), Free Cash Flows (Cash flows from operations less maintenance capex and dividends) and Net Debt (Total debt less capital leases), that are considered “Non-GAAP financial measures.” Generally, a Non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of Gross Margin, Free Cash Flows and Net Debt is intended to supplement investors’ understanding of our operating performance. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Net Debt is used by our company to determine whether we are properly levered to our Total Capitalization (Net Debt plus Equity). Our Gross Margin, Free Cash Flows and Net Debt measures may not be comparable to other companies’ similarly labeled measures. Furthermore, these measures are not intended to replace measures as determined in accordance with GAAP as an indicator of operating performance. Appendix

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